                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-04656
                  ---------------------------------------------

                               ELLSWORTH FUND LTD.

-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               65 Madison Avenue, Morristown, New Jersey 07960-7308
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Thomas H. Dinsmore
                               ELLSWORTH FUND LTD.
                               65 Madison Avenue
                       Morristown, New Jersey 07960-7308
                     (Name and address of agent for service)

                                    Copy to:
                              Martha J. Hays, Esq.
                      Ballard Spahr Andrews & Ingersoll, LLP
                               1735 Market Street
                          Philadelphia, PA 19103-7599


Registrant's telephone number, including area code: (973)631-1177

Date of fiscal year end:  September 30

Date of reporting period:  March 31, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.

                              ELLSWORTH FUND LTD.
                                     [LOGO]


                            2006 SEMI-ANNUAL REPORT
                                 MARCH 31, 2006

Ellsworth Fund Ltd. (successor to Ellsworth Convertible Growth and Income Fund, Inc.) operates as a closed-end, diversified management investment company and invests primarily in convertible securities, with the objectives of providing income and the potential for capital appreciation -- which objectives the fund considers to be relatively equal, over the long-term, due to the nature of the securities in which it invests.


                                   HIGHLIGHTS

PERFORMANCE THROUGH MARCH 31, 2006 with dividends reinvested

                                                      Calendar              Cumulative  Cumulative
                                                        YTD       1 Year     5 Years     10 Years
                                                     ----------  ---------  ----------  ----------
  Ellsworth market price (a) ......................     5.27%      11.05%     20.12%       142.92%
  Ellsworth net asset value (b) ...................     5.29       12.22      26.94        117.68
  Closed-end convertible fund average (b) .........     4.46       10.96      30.88        102.09
  S&P 500 (a) .....................................     4.21       11.73      21.46        135.67
  Merrill Lynch All Convertibles Index (a) ........     5.32       11.60      37.81        130.62
  Lehman Aggregate Bond Total Return Index (b) ....    (0.65)       2.26      28.27         83.98

Performance data represent past results and do not reflect future performance. Ellsworth's performance in the table above has not been adjusted for the fiscal 2004 rights offering; net asset value dilution was 2.21%.

(a) From Bloomberg L.P. pricing service.
(b) From Lipper, Inc. Closed-End Fund Performance Analysis, dated
    March 31, 2006.

--------------------------------------------------------------------------------

QUARTERLY HISTORY OF NAV AND MARKET PRICE

                       Net Asset Values         Market Prices (AMEX, symbol ECF)

   Qtr. Ended     High       Low       Close       High       Low       Close
  ------------   ------     ------    -------     ------     ------    -------
     Jun. 05     $8.80      $8.35      $8.79      $7.74      $7.25      $7.74
     Sep. 05      9.29       8.82       9.29       7.90       7.57       7.84
     Dec. 05      9.29       8.82       9.10       7.89       7.42       7.80
     Mar. 06      9.52       9.19       9.51       8.19       7.72       8.14

--------------------------------------------------------------------------------

DIVIDEND DISTRIBUTIONS (12 MONTHS)

     Record          Payment                        Capital
      Date             Date          Income          Gains          Income
    ---------       ---------       --------       ---------       --------
     5/13/05         5/27/05         $0.0700           --           $0.0700
     8/16/05         8/30/05          0.0700           --            0.0700
    10/27/05        11/23/05          0.0975           --            0.0975
     2/13/06         2/27/06          0.0700           --            0.0700
                                    --------                       --------
                                     $0.3075                        $0.3075
                                    ========                       ========

--------------------------------------------------------------------------------
TO OUR SHAREHOLDERS ------------------------------------------------------------

May 10, 2006

This is the Fund's first shareholder report since the Fund reorganized as a Delaware statutory trust, and changed its name to Ellsworth Fund Ltd. In a previous mailing to shareholders, we discussed in detail the name change as well as other changes to the Fund's investment policies. As a result of these changes, the Fund is no longer required to invest at least 80% of its assets in convertible securities, but, as mandated by our charter, will invest at least 65% in convertibles. These changes provide the flexibility required in an investment environment where new forms of convertible securities are being created, which may not meet the traditional definition. This will be helpful if we experience a market similar to that seen in 2003 and 2004 when most convertible issues had such large premiums that they moved more with the bond market than with their underlying stocks. Also, we will have the ability to buy more attractive non-convertible bonds and straight preferred stocks. Many of our peers who outperformed Ellsworth during this period had significant positions in these types of securities.

The convertible securities market has undergone substantial changes over the last two years. According to Citigroup, the average premium-to-conversion value (the positive difference between the market price of a convertible security and the value of the underlying common stock) for April 2004 was 45.9%; by April 2005 it had fallen to 38.4% and this April it was 27%. Citigroup also measured a decline in current yield from 4% in 2004 and 2005 to 3.1% in April 2006. Much of this premium compression and current yield decline was due to rising equity prices. The higher premium and current yield levels in 2004 indicate that the overall convertible market was less equity sensitive and more interest rate sensitive than it is now. In our opinion, the convertible market has mostly returned to being the equity alternative it was in the past, which fits in historically with the equity focus of the Fund. The convertible market also appears to have ended its decline in market value over the last three years. New issues and market appreciation were greater than redemptions as Merrill Lynch measured a rise in the market value from $263 billion in 2005 to $273 billion in 2006.

The Fund's performance based on industry exposure has changed recently. While positive returns continue to come from the energy sector, we have also seen better performance in our aerospace and defense exposure. Underperforming industries have been health care and pharmaceuticals. We believe these underperforming industries lagged due to the perception that the government is going to continue to get more involved in these businesses.

For the quarter, one-year and ten-year periods ended March 31, 2006, Ellsworth's net asset value (NAV) had outperformed the average NAV performance of the closed-end funds included in the closed-end convertible fund category tracked by Lipper, Inc. and published in the Lipper Closed-End Performance Analysis. However, for the three years and five years ended March 31, 2006, the Fund underperformed the average NAV of the eleven funds in its category.


                                                 continued on the following page

--------------------------------------------------------------------------------
TO OUR SHAREHOLDERS (continued)-------------------------------------------------

Visit our website, www.ellsworthfund.com, for additional information on the Fund, such as a monthly portfolio summary which lists the Fund's largest holdings. Quarterly updates may be found in the Financial Reports section, and other financial data is often included in press releases.

The results of the 2006 annual meeting of shareholders are shown in the Miscellaneous Notes section of this report. We thank you for your support. At its April meeting, the Board of Trustees declared a dividend of $0.07 per share. The dividend consists of undistributed net investment income and will be payable on May 30, 2006 to shareholders of record on May 16, 2006.

/s/ Thomas H. Dinsmore
Thomas H. Dinsmore
Chairman of the Board

MAJOR PORTFOLIO CHANGES by underlying common stock
--------------------------------------------------------------------------------
Six months ended March 31, 2006

ADDITIONS                             REDUCTIONS

C&D Technologies, Inc.                Advanced Micro Devices, Inc.

DRS Technologies, Inc.                Amerada Hess Corp.

E*TRADE Financial Corp.               Baxter International, Inc.

Equinix, Inc.                         Best Buy Co., Inc.
 (exchangeable from Credit Suisse
  First Boston (USA), Inc.)           Chesapeake Energy Corp.

Intel Corp.                           Community Health Systems, Inc.

Ionatron, Inc.                        Comverse Technology, Inc.

LSB Industries, Inc.                  L-3 Communications Holdings, Inc.

Maverick Tube Corp.                   Lear Corp.

Microsoft Corp.                       Nortel Networks Corp.
 (exchangeable from Lehman
  Brothers Holdings, Inc.)            The PMI Group, Inc.

St. Jude Medical, Inc.                The Williams Companies, Inc.

Texas Industries, Inc.                Valero Energy Corp.
 (exchangeable from TXI Capital
  Trust I)

--------------------------------------------------------------------------------
LARGEST INVESTMENT HOLDINGS BY UNDERLYING COMMON STOCK -------------------------

                                                                        Value        % Total
                                                                       (Note 1)     Net Assets
                                                                     ------------  ------------
The Walt Disney Company ..........................................    $ 4,045,313        3.4 %
  AN ENTERTAINMENT COMPANY WHICH CONDUCTS OPERATIONS IN MEDIA
  NETWORKS, STUDIO ENTERTAINMENT, THEME PARKS AND RESORTS,
  CONSUMER PRODUCTS, AND INTERNET AND DIRECT MARKETING.

Teva Pharmaceutical Industries Ltd................................      3,261,563        2.8
  DEVELOPS, MANUFACTURES AND MARKETS GENERIC AND BRANDED HUMAN
  PHARMACEUTICALS AND ACTIVE PHARMACEUTICAL INGREDIENTS.
  (EXCH. FROM IVAX CORP., TEVA PHARMACEUTICAL FINANCE CO. B.V.
   AND TEVA PHARMACEUTICAL FINANCE CO., LLC)

Nuveen Investments, Inc...........................................      3,136,440        2.6
  THE COMPANY'S PRINCIPAL ACTIVITIES ARE ASSET MANAGEMENT AND
  RELATED RESEARCH, AND THE DEVELOPMENT, MARKETING AND
  DISTRIBUTION OF INVESTMENT PRODUCTS AND SERVICES.
  (EXCH. FROM MERRILL LYNCH & CO., INC. AND MORGAN STANLEY, INC.)

Freeport-McMoRan Copper and Gold, Inc.............................      2,569,250        2.2
  IS INVOLVED IN MINERAL EXPLORATION AND DEVELOPMENT, MINING, AND
  MILLING OF COPPER, GOLD AND SILVER. THE COMPANY IS ALSO
  INVOLVED IN SMELTING AND REFINING COPPER CONCENTRATES.

The TJX Companies, Inc............................................      2,523,750        2.1
  RETAILS OFF-PRICE APPAREL AND HOME FASHIONS. THE COMPANY
  CURRENTLY OPERATES T.J. MAXX, MARSHALLS, HOMEGOODS, A.J.
  WRIGHT, WINNERS AND T.K. MAXX STORES.

The St. Paul Travelers Companies, Inc.............................      2,456,000        2.1
  PROVIDES A BROAD RANGE OF INSURANCE PRODUCTS AND SERVICES FOR
  THE COMMERCIAL AND CONSUMER MARKETS.

Genworth Financial, Inc...........................................      2,443,500        2.1
  PROVIDES LIFE INSURANCE PRODUCTS, LONG-TERM CARE INSURANCE AND
  MORTGAGE GUARANTEE INSURANCE COVERAGE ON RESIDENTIAL MORTGAGE
  LOANS. (EXCH. FROM CITIGROUP FUNDING, INC.)

Celanese Corp.....................................................      2,440,000        2.1
  A GLOBAL INDUSTRIAL CHEMICALS COMPANY THAT PROCESSES CHEMICAL
  RAW MATERIALS AND NATURAL PRODUCTS INTO CHEMICALS AND
  CHEMICAL-BASED PRODUCTS.

Euronet Worldwide, Inc............................................      2,365,000        2.0
  PROVIDES ELECTRONIC FINANCIAL TRANSACTION SOLUTIONS. THE
  COMPANY OFFERS FINANCIAL PAYMENT MIDDLEWARE, FINANCIAL NETWORK
  GATEWAYS, OUTSOURCING, AND CONSULTING SERVICES TO FINANCIAL
  INSTITUTIONS AND MOBILE OPERATORS.

Manor Care, Inc...................................................      2,177,500        1.8
  THE COMPANY PROVIDES CARE FOR RESIDENTS AND PATIENTS THROUGH       ------------  ------------
  LONG-TERM CARE CENTERS, ASSISTED LIVING FACILITIES, OUTPATIENT
  REHABILITATION CLINICS, HOME HEALTHCARE OFFICES, AND MANAGEMENT
  SERVICES FOR PROFESSIONAL ORGANIZATIONS.

Total.............................................................    $27,418,316       23.2 %
                                                                     ============  ============

--------------------------------------------------------------------------------
MAJOR INDUSTRY EXPOSURE --------------------------------------------------------


   Aerospace & Defense ------------> 4.7%
Banking/Savings & Loan ---------------------> 6.5%
                Energy ---------------------------> 7.6%
         Entertainment ----------------> 5.1%
 Financial & Insurance ------------------------------------------------> 15.1%
           Health Care ----------> 4.5%
       Pharmaceuticals ---------------------------------> 10.9%
                Retail -----> 4.1%
            Technology ----------------------------------------> 14.3%
    Telecommunications ---------------> 5.0%


--------------------------------------------------------------------------------
DIVERSIFICATION OF ASSETS ------------------------------------------------------

                                                                   % Total Net Assets
                                                          -------------------------------------
                                               Value      Six Months Ended       Year Ended
                                              (Note 1)     March 31, 2006    September 30, 2005
                                            ------------  -----------------  ------------------
Aerospace and Defense....................   $  5,497,500          4.7%                0.8%
Automotive...............................             --           --                 2.3
Banking/Savings and Loan.................      7,726,150          6.5                 7.2
Building Products........................      1,951,625          1.6                  --
Chemicals................................      4,165,000          3.5                 3.4
Consumer Goods...........................      3,113,081          2.6                 2.8
Energy...................................      8,944,625          7.6                13.7
Entertainment............................      6,030,313          5.1                 4.2
Financial and Insurance..................     17,877,104         15.1                15.3
Financial Services.......................      2,365,000          2.0                 0.8
Foods....................................      2,047,900          1.7                 1.8
Health Care..............................      5,284,802          4.5                 5.7
Mining...................................      2,569,250          2.2                 1.9
Multi-Industry...........................      2,826,250          2.4                 1.3
Pharmaceuticals..........................     12,929,837         10.9                11.6
Retail...................................      4,792,500          4.1                 6.4
Technology...............................     16,909,678         14.3                 8.4
Telecommunications.......................      5,876,070          5.0                 6.3
Utilities................................      1,612,500          1.4                 1.7
Short-Term Securities....................      1,410,052          1.2                 3.8
                                            ------------       --------            --------
  TOTAL INVESTMENTS......................    113,929,237         96.4                99.4

Other Assets, Net of Liabilities.........      4,277,689          3.6                 0.6
                                            ------------       --------            --------
  TOTAL NET ASSETS.......................   $118,206,926        100.0%              100.0%
                                            ============       ========            ========


--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS MARCH 31, 2006 (UNAUDITED) ----------------------------

 Principal                                                                                 Value
  Amount                                                                                  (Note 1)
-----------                                                                             -----------
               CONVERTIBLE BONDS AND NOTES -- 55.4%

               AEROSPACE AND DEFENSE -- 3.7%
$1,000,000     AAR Corp. 1.75% 2026 cv. sr. notes (BB-)
                (Acquired 01/26/06 - 01/27/06; Cost $1,013,754) (1)...................  $ 1,142,500
 1,000,000     Ceradyne, Inc. 2.875% 2035 sr. sub. cv. notes (NR) (2).................    1,115,000
 2,000,000     DRS Technologies, Inc. 2% 2026 cv. sr. notes (B2)
                (Acquired 01/30/06; Cost $2,017,917) (1,2)............................    2,120,000
                                                                                        -----------
                                                                                          4,377,500
                                                                                        -----------
               BANKING/SAVINGS AND LOAN -- 1.3%
 1,500,000     U.S. Bancorp floating rate 2035 cv. sr. deb. (Aa2).....................    1,498,125
                                                                                        -----------
               CONSUMER GOODS -- 1.5%
 1,375,000     Church & Dwight Co., Inc. 5.25% 2033 cv. sr. deb. (Ba2)................    1,799,531
                                                                                        -----------
               ENERGY -- 3.6%
 1,500,000     Maverick Tube Corp. 1.875% 2025 cv. sr. sub. notes (NR)................    2,165,625
 1,500,000     Oil States International, Inc. 2.375% 2025 contingent cv. sr.
                notes (NR)............................................................    2,043,750
                                                                                        -----------
                                                                                          4,209,375
                                                                                        -----------
               ENTERTAINMENT -- 5.1%
 2,000,000     EchoStar Communications Corp. 5.75% 2008 cv. sub. notes (B2)...........    1,985,000
 3,750,000     The Walt Disney Company 2.125% 2023 cv. sr. notes (A3).................    4,045,313
                                                                                        -----------
                                                                                          6,030,313
                                                                                        -----------
               FINANCIAL AND INSURANCE -- 1.3%
   249,000     E*TRADE Financial Corp. 6% 2007 cv. sub. notes (B-)....................      285,416
 1,125,000     FTI Consulting, Inc. 3.75% 2012 cv. sr. sub. notes (Ba3)...............    1,296,563
                                                                                        -----------
                                                                                          1,581,979
                                                                                        -----------
               FINANCIAL SERVICES -- 2.0%
 2,000,000     Euronet Worldwide, Inc. 3.50% 2025 cv. deb. (NR) (2)...................    2,365,000
                                                                                        -----------
               FOODS -- 0.8%
 1,000,000     Lehman Brothers Holdings, Inc. 1% 2011 medium-term notes (A1)
               (performance linked to General Mills, Inc. common stock) (2)...........      977,900
                                                                                        -----------
               HEALTH CARE -- 3.9%
 2,000,000     Manor Care, Inc. 2.125% 2035 cv. sr. notes (Baa3)......................    2,177,500
 1,000,000     Omnicare, Inc. 3.25% 2035 cv. sr. deb. (B1) (2)........................      963,750
 1,500,000     St. Jude Medical, Inc. 2.8% 2035 cv. sr. deb. (BBB+) (2)...............    1,486,875
                                                                                        -----------
                                                                                          4,628,125
                                                                                        -----------
               MULTI-INDUSTRY -- 2.0%
 1,500,000     LSB Industries, Inc 7% 2011 cv. sr. sub. deb. (NR)
                (Acquired 03/01/06; Cost $1,500,000) (1)..............................    1,530,000
 1,000,000     Lehman Brothers Holdings, Inc. 1% 2011 medium-term notes (A1)
                (performance linked to Cendant Corp. common stock) (2)................      862,500
                                                                                        -----------
                                                                                          2,392,500
                                                                                        -----------

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS MARCH 31, 2006 (CONTINUED) ----------------------------

 Principal                                                                                 Value
  Amount                                                                                  (Note 1)
-----------                                                                             -----------
               CONVERTIBLE BONDS AND NOTES -- CONTINUED

               PHARMACEUTICALS -- 7.9%
$1,250,000     Amgen, Inc. 0.125% 2011 cv. sr. notes (A2)
                (Acquired 02/14/06 - 02/15/06; Cost $1,253,669) (1)...................  $ 1,265,625
   500,000     Amgen, Inc. 0.375% 2013 cv. sr. notes (A2)
                (Acquired 02/14/06; Cost $500,000) (1)................................      507,500
   463,000     BioMarin Pharmaceutical, Inc. 2.5% 2013 cv. sr. sub. notes (NR)........      486,150
 1,000,000     Bristol-Myers Squibb Co. floating rate 2023 cv. sr. deb. (A1)..........    1,003,750
 1,000,000     Cephalon, Inc. 2% 2015 cv. sr. sub. notes (B-).........................    1,412,500
 1,250,000     Encysive Pharmaceuticals, Inc. 2.5% 2012 cv. sr. notes (NR)............      895,313
 1,000,000     Ivax Corp. 4.5% 2008 cv. sr. sub. notes (NR) (exch. for Teva
                Pharmaceutical Industries Ltd. ADR and cash)..........................    1,017,500
 1,000,000     Teva Pharmaceutical Finance Co., LLC 0.25% 2026 cv. sr. deb. (Baa2)
                (exch. for Teva Pharmaceutical Industries Ltd. ADR)...................    1,013,750
 1,750,000     Teva Pharmaceutical Finance Co. B.V. 1.75% 2026 cv. sr. deb. (Baa2)
                (exch. for Teva Pharmaceutical Industries Ltd. ADR)...................    1,739,063
                                                                                        -----------
                                                                                          9,341,151
                                                                                        -----------
               RETAIL -- 4.1%
 1,000,000     Amazon.com, Inc. 4.75% 2009 cv. sub. notes (B2)........................      956,250
 1,250,000     Casual Male Retail Group, Inc. 5% 2024 cv. sr. sub. notes (NR).........    1,312,500
 3,000,000     The TJX Companies, Inc. 0% 2021 LYONs (Baa1)...........................    2,523,750
                                                                                        -----------
                                                                                          4,792,500
                                                                                        -----------
               TECHNOLOGY -- 12.8%
 1,000,000     C&D Technologies, Inc. 5.25% 2025 cv. sr. notes (NR)
                (Acquired 11/16/05; Cost $1,000,000) (1)..............................    1,285,000
 2,000,000     Citigroup Funding, Inc. 1% 2010 medium-term notes (Aa1)
                (exch. for the cash equivalent of a basket of technology stocks) (2)..    1,882,600
 1,000,000     Coherent, Inc. 2.75% 2011 cv. sub. notes (NR)
                (Acquired 03/07/06 - 03/08/06; Cost $1,012,376) (1)...................    1,125,000
 1,000,000     Conexant Systems, Inc. 4% 2026 cv. sub. notes (NR)
                (Acquired 03/02/06; Cost $987,653) (1)................................    1,017,500
 1,500,000     Intel Corp. 2.95% 2035 jr. sub. cv. deb. (A-)
                (Acquired 12/14/05 - 01/26/06; Cost $1,470,402) (1,2).................    1,293,750
 1,750,000     International Rectifier Corp. 4.25% 2007 cv. sub. notes (B2)...........    1,712,813
 1,500,000     LSI Logic Corp. 4% 2010 cv. sub. notes (B).............................    1,680,000
 1,500,000     Lehman Brothers Holdings, Inc. 1% 2009 medium-term notes (A1)
                (performance linked to Microsoft Corp. common stock) (2)..............    1,488,750
 1,000,000     Richardson Electronics, Ltd. 8% 2011 cv. sr. sub. notes (NR)
                (Acquired 11/21/05; Cost $1,000,000) (1)..............................    1,143,750
 1,500,000     Sybase, Inc. 1.75% 2025 cv. sub. notes (NR)............................    1,509,375
 1,000,000     Vishay Intertechnology, Inc. 3.625% 2023 cv. sub. notes (B3)...........    1,003,750
                                                                                        -----------
                                                                                         15,142,288
                                                                                        -----------

               TELECOMMUNICATIONS -- 4.1%
   750,000     Comverse Technology, Inc. 0% 2023 ZYPS (BB-) (3).......................    1,033,125
 1,000,000     Lucent Technologies, Inc. 2.75% 2023 series A cv. sr. deb. (B1)........    1,066,250
 1,500,000     Tekelec, Inc. 2.25% 2008 sr. sub. cv. notes (NR).......................    1,479,375
 1,056,000     Time Warner Telecom, Inc. 2.375% 2026 cv. sr. deb. (Caa1)..............    1,215,720
                                                                                        -----------
                                                                                          4,794,470
                                                                                        -----------
               UTILITIES -- 1.4%
 1,500,000     CMS Energy Corp. 2.875% 2024 cv. sr. notes (B1)........................    1,612,500
                                                                                        -----------
               TOTAL CONVERTIBLE BONDS AND NOTES......................................  $65,543,257
                                                                                        -----------

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS MARCH 31, 2006 (CONTINUED) ----------------------------

                                                                                           Value
  Shares                                                                                  (Note 1)
-----------                                                                             -----------
               CONVERTIBLE PREFERRED STOCKS -- 21.1%

               AEROSPACE AND DEFENSE -- 0.9%
    40,000     Ionatron, Inc. 6.5% series A redeemable cv. pfd. (NR)
                (Acquired 10/27/05; Cost $1,000,000) (1)..............................  $ 1,120,000
                                                                                        -----------
               BANKING/SAVINGS AND LOAN -- 5.3%
    40,000     National Australia Bank Ltd. 7.875% exch. capital units (NR)...........    1,762,000
    20,000     New York Community Bancorp, Inc. 6% BONUSES units (Baa2)...............      976,000
    35,000     Sovereign Capital Trust IV 4.375% PIERS (Ba1)
                (exch. for Sovereign Bancorp, Inc. common stock) (2)..................    1,596,875
    35,000     Washington Mutual Capital Trust 5.375% PIERS units (BBB)
                (exch. for Washington Mutual, Inc. common stock)......................    1,893,150
                                                                                        -----------
                                                                                          6,228,025
                                                                                        -----------
               BUILDING PRODUCTS -- 1.6%
    32,500     TXI Capital Trust I 5.5% SPuRS (B2)
                (exch. for Texas Industries, Inc. common stock).......................    1,951,625
                                                                                        -----------

               CHEMICALS -- 2.1%
    80,000     Celanese Corp. 4.25% cv. perp. pfd. (NR)...............................    2,440,000
                                                                                        -----------

               ENERGY -- 3.0%
    20,000     Chesapeake Energy Corp. 4.5% cum. cv. pfd. (B+)........................    1,897,500
     9,000     Semco Energy, Inc. 5% series B cv. cum. pfd. (B-)......................    1,640,250
                                                                                        -----------
                                                                                          3,537,750
                                                                                        -----------
               FINANCIAL AND INSURANCE -- 6.0%
    75,000     Citigroup Funding, Inc. variable rate exch. notes (Aa1)
                (exch. for Genworth Financial, Inc. common stock).....................    2,443,500
        10     Fannie Mae 5.375% non-cumulative cv. pfd. (Aa3)
                (Acquired 01/11/05; Cost $1,048,750) (1)..............................      960,678
    20,000     Reinsurance Group of America, Inc. 5.75% PIERS (Baa2)..................    1,210,000
   100,000     The St. Paul Travelers Companies, Inc. 4.5% 2032 cv. jr. sub.
                notes (Baa1)..........................................................    2,456,000
                                                                                        -----------
                                                                                          7,070,178
                                                                                        -----------
               MINING -- 2.2%
     2,000     Freeport-McMoRan Copper and Gold, Inc. 5.5% cv. perpetual pfd. (B-)....    2,569,250
                                                                                        -----------

               TOTAL CONVERTIBLE PREFERRED STOCKS.....................................  $24,916,828
                                                                                        -----------

               MANDATORY CONVERTIBLE SECURITIES -- 15.3% (4)

               CHEMICALS -- 1.5%
    40,000     Huntsman Corp. 5% mand. cv. pfd. 02/16/08 (NR).........................    1,725,000
                                                                                        -----------
               CONSUMER GOODS -- 1.1%
    35,000     Constellation Brands, Inc. dep. shs. representing 5.75%
                series A mand. cv. pfd. 09/01/06 (B)..................................    1,313,550
                                                                                        -----------
               ENERGY -- 1.0%
    10,000     Amerada Hess Corp. 7% mand. cv. pfd. ACES 12/01/06 (Ba3)...............    1,197,500
                                                                                        -----------

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS MARCH 31, 2006 (CONTINUED) ----------------------------

                                                                                           Value
  Shares                                                                                  (Note 1)
-----------                                                                             -----------
               MANDATORY CONVERTIBLE SECURITIES -- CONTINUED (4)

               FINANCIAL AND INSURANCE -- 7.6%
    25,000     The Chubb Corp. 7% equity units 08/16/06 (A2) (2)......................  $   850,000
    43,500     E*TRADE Financial Corp. 6.125% equity units 11/18/08 (B3)..............    1,511,625
    30,000     Merrill Lynch & Co., Inc. 6.75% mandatory exch. securities 10/15/07
                (Aa3) (exch. for Nuveen Investments, Inc. common stock)...............    1,292,280
    80,000     MetLife, Inc. 6.375% common equity units 08/15/08 (BBB+)...............    2,170,000
    42,500     Morgan Stanley, Inc. 5.875% mandatory exch. securities 10/15/08 (Aa3)
                (exch. for Nuveen Investments, Inc. common stock).....................    1,844,160
    45,000     XL Capital, Ltd. 6.5% equity security units 05/15/07 (A3)..............    1,021,050
    10,000     XL Capital, Ltd. 7% equity security units 02/15/09 (A3)................      248,900
                                                                                        -----------
                                                                                          8,938,015
                                                                                        -----------
               FOODS -- 0.9%
    40,000     Lehman Brothers Holdings, Inc. 6.25% PIES 10/15/07 (A1)
                (exch. for General Mills, Inc. common stock)..........................    1,070,000
                                                                                        -----------
               PHARMACEUTICALS -- 1.7%
    40,000     Schering-Plough Corp. 6% mand. cv. pfd. 09/14/07 (Baa3)................    2,031,200
                                                                                        -----------
               TECHNOLOGY -- 1.5%
    30,000     Credit Suisse First Boston (USA), Inc. 5.5% SAILS 11/15/08 (Aa3)
                (exch. for Equinix, Inc. common stock)................................    1,767,390
                                                                                        -----------

               TOTAL MANDATORY CONVERTIBLE SECURITIES (4).............................  $18,042,655
                                                                                        -----------
               COMMON STOCKS -- 3.4%

               FINANCIAL AND INSURANCE -- 0.2%
    10,635     E*TRADE Financial Corp. (3)............................................      286,932
                                                                                        -----------

               HEALTH CARE -- 0.6%
    21,115     LifePoint Hospitals, Inc. (3)..........................................      656,677
                                                                                        -----------

               MULTI-INDUSTRY -- 0.4%
    25,000     Cendant Corp...........................................................      433,750
                                                                                        -----------

               PHARMACEUTICALS -- 1.3%
    26,300     Johnson & Johnson......................................................    1,557,486
                                                                                        -----------

               TELECOMMUNICATIONS -- 0.9%
    40,000     AT&T Inc...............................................................    1,081,600
                                                                                        -----------

               TOTAL COMMON STOCKS....................................................  $ 4,016,445
                                                                                        -----------

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS MARCH 31, 2006 (CONTINUED) ----------------------------

 Principal                                                                                Value
  Amount                                                                                 (Note 1)
-----------                                                                            ------------
               SHORT-TERM SECURITIES -- 1.2%

               COMMERCIAL PAPER -- 1.2%
$1,400,000     American Express Credit Corp. 4.77% maturing 04/03/06 (P1)............. $  1,399,073
                                                                                       ------------
               U.S. GOVERNMENT OBLIGATIONS -- 0.0%
    11,000     U.S. Treasury notes 2.25% 04/30/06 (Aaa) (5)...........................       10,979
                                                                                       ------------

               TOTAL SHORT-TERM SECURITIES............................................    1,410,052
                                                                                       ------------


               TOTAL CONVERTIBLE BONDS AND NOTES -- 55.4%.............................   65,543,257
               TOTAL CONVERTIBLE PREFERRED STOCKS -- 21.1%............................   24,916,828
               TOTAL MANDATORY CONVERTIBLE SECURITIES -- 15.3%........................   18,042,655
               TOTAL COMMON STOCKS -- 3.4%............................................    4,016,445
               TOTAL SHORT-TERM SECURITIES -- 1.2%....................................    1,410,052
                                                                                       ------------
               TOTAL INVESTMENTS -- 96.4%.............................................  113,929,237

               OTHER ASSETS AND LIABILITIES, NET -- 3.6%..............................    4,277,689
                                                                                       ------------
               TOTAL NET ASSETS -- 100.0%............................................. $118,206,926
                                                                                       ============

(1) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A or Reg D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund generally has no rights to demand registration of these securities. The aggregate market value of these securities at March 31, 2006 was $14,511,303 which represented 12.3% of the Fund's net assets.
(2)  Contingent payment debt instrument which accrues contingent interest. See
     Note 1(f).
(3)  Non-income producing security.
(4) These securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.
(5)  Collateral for a letter of credit.

Investment Abbreviations:

ACES          Automatic Convertible Equity Securities.
ADR           American Depositary Receipts.
BONUSES       Bifurcated Option Note Unit Securities.
LYONs         Liquid Yield Option Notes.
PIES          Premium Income Exchangeable Securities.
PIERS         Preferred Income Equity Redeemable Securities.
SAILS         Shared Appreciation Income Linked Securities.
SPuRS         Shared Preference Redeemable Securities.
ZYPS          Zero Yield Puttable Securities.

Ratings in parentheses by Moody's Investors Service, Inc. or Standard & Poor's. NR is used whenever a rating is unavailable.

                       SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED) --------------------------------

                                                                                    MARCH 31, 2006
                                                                                   ----------------
ASSETS:
   Investments at value (cost $107,539,781) (Note 1).............................     $113,929,234
   Cash .........................................................................        1,108,176
   Receivable for securities sold ...............................................        2,698,856
   Dividends and interest receivable ............................................          519,545
   Other assets .................................................................           21,008
                                                                                      ------------
   Total assets .................................................................      118,276,819
                                                                                      ------------
LIABILITIES:
   Accrued management fee (Note 2)...............................................           69,893
                                                                                      ------------

NET ASSETS ......................................................................     $118,206,926
                                                                                      ============

NET ASSETS CONSIST OF:
   Undistributed net investment income...........................................     $  1,031,604
   Accumulated net realized gain from investment transactions....................          551,800
   Unrealized appreciation on investments .......................................        6,389,453
   Capital shares (Note 3).......................................................          124,291
   Additional paid-in capital....................................................      110,109,778
                                                                                      ------------
NET ASSETS.......................................................................     $118,206,926
                                                                                      ============
Net asset value per share ($118,206,926 / 12,429,083 outstanding shares).........     $       9.51
                                                                                      ============

STATEMENT OF OPERATIONS --------------------------------------------------------
FOR THE SIX MONTHS ENDED MARCH 31, 2006 ----------------------------------------

INVESTMENT INCOME (NOTE 1):
   Interest......................................................................     $  1,585,501
   Dividends.....................................................................        1,224,848
                                                                                      ------------
     Total Income................................................................        2,810,349
                                                                                      ------------
EXPENSES (NOTE 2):
   Management fee................................................................          410,826
   Custodian.....................................................................            7,171
   Transfer agent................................................................           13,440
   Professional fees.............................................................          113,130
   Directors' fees...............................................................           66,375
   Reports to shareholders.......................................................           52,074
   Administrative services fees..................................................           12,500
   Other.........................................................................           63,848
                                                                                      ------------
     Total Expenses..............................................................          739,364
                                                                                      ------------
NET INVESTMENT INCOME............................................................        2,070,985
                                                                                      ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain from investment transactions................................        3,545,033
   Net unrealized depreciation of investments....................................         (658,706)
                                                                                      ------------
   Net gain on investments.......................................................        2,886,327
                                                                                      ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............................     $  4,957,312
                                                                                      ============

                       SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS ---------------------------------------------


                                                              SIX MONTHS ENDED       YEAR ENDED
                                                              MARCH 31, 2006(a)  SEPTEMBER 30, 2005
                                                              -----------------  ------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
  Net investment income...................................      $  2,070,985         $  3,709,734
  Net realized gain from investment transactions..........         3,545,033            1,922,040
  Net change in appreciation of investments...............          (658,706)           5,219,341
                                                                ------------         ------------
    Net increase in net assets resulting from operations..         4,957,312           10,851,115
                                                                ------------         ------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income...................................        (2,075,357)          (3,641,418)
                                                                ------------         ------------

CAPITAL SHARE TRANSACTIONS (NOTE 3).......................           501,102              506,725
                                                                ------------         ------------

CHANGE IN NET ASSETS......................................         3,383,057            7,716,422

Net assets at beginning of period.........................       114,823,869          107,107,447
                                                                ------------         ------------

NET ASSETS AT END OF PERIOD...............................      $118,206,926         $114,823,869
                                                                ============         ============

  Undistributed net investment income at end of period....      $  1,031,604         $    747,780
                                                                ============         ============
-------------
(a) Unaudited.



--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)---------------------------------------

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

(a) Organization - Ellsworth Fund Ltd. (successor to Ellsworth Convertible Growth and Income Fund, Inc. (established in 1986)) (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. On February 17, 2006, the Fund was reorganized as a Delaware statutory trust from a Maryland corporation.

(b) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(c) Indemnification - Under the Fund's organizational documents, each trustee, officer or other agent of the Fund (including the Fund's investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification is considered remote.

(d) Federal Income Taxes - The Fund's policy is to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary. At September 30, 2005, the Fund had a capital loss carryforward of $3,010,788 available to the extent allowed by tax law to offset future net capital gains, if any. To the extent that the carryforward is used, no capital gains distributions will be made. The carryforward expires in 2011. The Fund utilized net capital loss carryforwards of $1,904,485 during the fiscal year ended September 30, 2005.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)---------------------------------------

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

(e) Security Valuation - Investments in securities traded on a national securities exchange are valued at market using the last reported sales price as of the close of regular trading. Listed securities for which no sales were reported, are valued at the mean between closing reported bid and asked prices as of the close of regular trading. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by an independent pricing service. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Securities for which quotations are not readily available, restricted securities and other assets are valued at fair value as determined in good faith by management pursuant to procedures approved by the Board of Trustees. Short-term debt securities with original maturities of 60 days or less are valued at amortized cost.

(f) Securities Transactions and Related Investment Income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis, including accretion of discounts and amortization of non-equity premium. For certain securities, known as "contingent payment debt instruments," Federal tax regulations require the Fund to record non-cash, "contingent" interest income in addition to interest income actually received. Contingent interest income amounted to 3 cents per share for the six months ended March 31, 2006. In addition, Federal tax regulations require the Fund to reclassify realized gains on contingent payment debt instruments to interest income. At March 31, 2006 there were unrealized gains of approximately $3,000 on contingent payment debt instruments.

(g) Change in Method of Accounting - Effective October 1, 2004, the Fund began amortizing discounts and premiums on all debt securities. Prior to October 1, 2004, the Fund amortized discounts on original issue discount debt securities. The new method of amortization was adopted in accordance with the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies and the financial highlights and statement of changes in net assets presented herein have been restated to reflect the new method retroactive to October 1, 2001. The effect of this accounting change is included in the financial highlights for the years ended September 30, 2002, 2003 and 2004. The cumulative effect of this accounting change had no impact on the total net assets of the Fund or on distributions for tax purposes, but resulted in a $79,579 increase in the cost of securities held and a corresponding $79,579 reduction in the net unrealized gains based on the securities held on October 1, 2001. These changes had no effect on previously reported total net assets or total returns.

(h) Distributions to Shareholders - Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and capital gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The tax character of distributions paid during the fiscal years ended September 30, 2005 and 2004 were $3,641,418 and $3,681,116, respectively, both from ordinary income.

(i) Market Risk - It is the Fund's policy to invest at least 65% of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund's investments include features which render them more sensitive to price changes of their underlying securities. Thus they expose the Fund to greater downside risk than traditional convertible securities, but generally less than that of the underlying common stock. The market value of those securities was $18,042,655 at March 31, 2006, representing 15.3% of net assets.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)---------------------------------------

NOTE 2 - MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with Davis-Dinsmore Management Company ("Davis-Dinsmore"). Pursuant to the investment advisory agreement, Davis-Dinsmore provides the Fund with investment advice, office space and facilities. Under the terms of the investment advisory agreement, the Fund pays Davis-Dinsmore on the last day of each month an advisory fee for such month computed at an annual rate of 0.75% of the first $100,000,000 and 0.50% of the excess over $100,000,000 of the Fund's net asset value in such month.

The Fund, pursuant to an administrative services agreement with Davis-Dinsmore, has agreed to pay Davis-Dinsmore for certain accounting and other administrative services provided to the Fund. Under the administrative services agreement, the Fund pays Davis-Dinsmore compensation in the amount of $25,000 per year, payable on a monthly basis.

Certain officers and trustees of the Fund are officers and directors of Davis-Dinsmore.

NOTE 3 - PORTFOLIO ACTIVITY

At March 31, 2006 there were 12,429,083 shares of beneficial interest outstanding, with a par value of $0.01 per share. During the six months ended March 31, 2006, 66,814 shares were issued in connection with reinvestment of dividends from net investment income, resulting in an increase in paid-in capital of $501,102.

Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $40,351,765 and $41,333,910, respectively, for the six months ended March 31, 2006.

A distribution of $0.07 per share from net investment income was declared on April 10, 2006, payable May 30, 2006 to shareholders of record at the close of business May 16, 2006.

--------------------------------------------------------------------------------

Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase its own shares from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING:


                                   SIX MONTHS
                                      ENDED                  YEARS ENDED SEPTEMBER 30,
                                    MARCH 31,  ----------------------------------------------------
                                    2006 (A)      2005       2004      2003       2002       2001
                                   ----------------------------------------------------------------
OPERATING PERFORMANCE:
Net asset value,
  beginning of period..............     $9.29     $8.71     $8.58      $7.81      $8.67     $11.82
                                   ----------------------------------------------------------------
Net investment income..............      0.16      0.29      0.30 (b)   0.32 (b)   0.34 (b)   0.47
  Adjustment for change in
  amortization policy..............        --        --     (0.02)     (0.01)        --         --
                                   ----------------------------------------------------------------
  Net investment income,
    as adjusted....................      0.16      0.29      0.28       0.31       0.34       0.47
                                   ----------------------------------------------------------------

Net realized and unrealized
  gain (loss)......................      0.23      0.59      0.35 (b)   0.75 (b)  (0.76)(b)  (1.88)
  Adjustment for change in
  amortization policy..............        --        --      0.02       0.01         --         --
                                   ----------------------------------------------------------------
  Net realized and unrealized
    gain (loss), as adjusted.......      0.23      0.59      0.37       0.76      (0.76)     (1.88)
                                   ----------------------------------------------------------------
Total from investment
  operations.......................      0.39      0.88      0.65       1.07      (0.42)     (1.41)
                                   ----------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment
  income...........................     (0.17)    (0.30)    (0.32)     (0.30)     (0.44)     (0.42)
Distributions from realized gains..        --        --        --         --         --      (1.32)
                                   ----------------------------------------------------------------
  Total distributions..............     (0.17)    (0.30)    (0.32)     (0.30)     (0.44)     (1.74)
                                   ----------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Effect of rights offering..........        --        --     (0.20)        --         --         --
Capital share repurchases..........        --        --        --         --         --         --
                                   ----------------------------------------------------------------
  Total capital share
    transactions...................        --        --     (0.20)        --         --         --
                                   ----------------------------------------------------------------
Net asset value, end of period.....     $9.51     $9.29     $8.71      $8.58      $7.81      $8.67
                                   ================================================================
Market value, end of period........     $8.14     $7.84     $7.95      $8.05      $7.55      $8.35

Total Net Asset Value Return (%)(c)       4.3      10.3       5.2       14.0       (5.2)     (13.3)
Total Investment Return (%)(d).....       6.1       2.5       2.8       10.8       (4.5)       2.2

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)...................  $118,207  $114,824  $107,107    $89,801    $81,125    $88,901
Ratio of expenses to average
  net assets (%)...................       1.3       1.2       1.2        1.2        1.2        1.2
Ratio of net investment income to
  average net assets (%)...........       3.6       3.4       3.2 (e)    3.8 (e)    4.0 (e)    5.0
Portfolio turnover rate (%)........        37        82        70         86         89         82

-----------------

(a)  Unaudited.
(b)  As previously reported. See Note 1(g).
(c) Assumes valuation of the Fund's shares, and reinvestment of dividends, at net asset values.
(d) Assumes valuation of the Fund's shares at market price and reinvestment of dividends at actual reinvestment price.
(e) Ratios for 2004, 2003 and 2002 reflect ratios adjusted for change in amortization policy. Ratios previously reported for 2004, 2003 and 2002 were 3.4%, 3.9% and 3.9%, respectively.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
Board Approval of Advisory Contract---------------------------------------------

In November 2005, the Board of Trustees of the Fund and separately the independent trustees of the Fund (i) approved an advisory contract with Davis-Dinsmore Management Company (the "Former Advisory Agreement"), which was substantially similar to the advisory agreement for the Fund's predecessor, Ellsworth Convertible Growth and Income Fund, Inc., in effect at that time, and
(ii) approved a new advisory contract with Davis-Dinsmore Management Company (the "New Advisory Agreement" and, together with the Former Advisory Agreement, the "Advisory Agreements"), subject to shareholder approval subsequently obtained. In February 2006, the Fund's predecessor was reorganized as the Fund. The following are the material factors and conclusions that formed the basis for the approval of the Advisory Agreements.

The nature and extent of the advisory services provided by Davis-Dinsmore - The Board and the independent trustees reviewed the services to be provided by Davis-Dinsmore under both Advisory Agreements. The Board noted that the terms of the Former Advisory Agreement and the New Advisory Agreement were consistent in that Davis-Dinsmore would supervise all aspects of the Fund's operations including the investment and reinvestment of cash, securities or other properties comprising the Fund's assets. In this regard, the Board noted that under the Advisory Agreements it is Davis-Dinsmore's responsibility to, among other things, (a) supervise all aspects of the operations of the Fund; (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or any industry or the Fund or any issuer of securities held or to be purchased by the Fund; (c) determine which issuers and securities shall be represented in the Fund's investment portfolio and regularly report thereon to the Board; (d) place orders for the purchase and sale of securities for the Fund; and (e) take, on behalf of the Fund, such other action as may be necessary or appropriate in connection with the above.

With respect to the New Advisory Agreement, the Board and the independent trustees noted that no changes in the level or type of investment advisory services provided under the Former Advisory Agreement with Davis-Dinsmore would occur if the New Advisory Agreement was approved by shareholders. The Board noted further that administration services provided under the Former Advisory Agreement would not be provided under the New Advisory Agreement and that such services would instead be provided under a new Administrative Services Agreement.

Based on such review and comparison of the terms of the New Advisory Agreement and the Former Advisory Agreement, both the Board and the independent trustees concluded that the range of services to be provided by Davis-Dinsmore under the Advisory Agreements was appropriate.

The quality of services provided by Davis-Dinsmore - In reviewing the qualifications of Davis-Dinsmore to provide investment advisory services, both the Board and the independent trustees reviewed the credentials and experience of Davis-Dinsmore's investment personnel who will provide investment advisory services to the Fund, and considered Davis-Dinsmore's (i) portfolio and product review process, particularly its adherance to the Fund's investment mandate,
(ii) compliance function and its culture of compliance, (iii) use of technology, (iv) investment research operations and trading operations, and (v) focus on providing quality services while keeping the Fund's fees and expenses low. The Board and the independent trustees also took into consideration the presentations made by Davis-Dinsmore at prior Board meetings pertaining to its management of the Fund. Based on the review of these and other factors, both the Board and the independent trustees determined and concluded that the quality of services to be provided by Davis-Dinsmore was appropriate and that Davis-Dinsmore was qualified to continue to provide investment advisory services to the Fund.

The performance of the Fund relative to comparable funds - Both the Board and the independent trustees reviewed the performance of the Fund (at net asset value) during the past one, three, five and ten years ended September 30, 2005 against the performance of other closed-end funds categorized to be in the Fund's peer group by Lipper, Inc. Both the Board and the independent trustees noted that

--------------------------------------------------------------------------------
Board Approval of Advisory Contract (continued)---------------------------------

the Fund's performance for the one, three, and five year periods was below the average performance of all closed-end funds in the peer group, but was above the average performance of such funds for the ten year period. In evaluating the Fund's performance against other funds in its peer group, the Board and the independent trustees took into account the fact that many of the Fund's competitors engage in leverage, which has increased their returns, but that the Fund does not engage in leverage. In addition, the Board and the independent trustees recognized that many of the Fund's competitors have a higher percentage of their assets invested in securities with lower credit quality than does the Fund, and that such securities have performed better than higher quality securities in recent years. Because of the differences in how funds in the Fund's peer group are managed, the Board and the independent trustees concluded that they should consider the performance of the Fund against appropriate indices as a more relevant factor in assessing the performance of the Fund.

The performance of the Fund relative to indices - Both the Board and the independent trustees reviewed the performance of the Fund (at net asset value) during the past one, five and ten year fiscal years against the performance of the Merrill Lynch All Convertibles Index and Merrill Lynch Investment Grade Convertibles Index (the "Indices"). Both the Board and the independent trustees noted that, for the one year period, the Fund's performance was above the Indices' performance, and that, for the five year period, the Fund's performance (both adjusted and not adjusted for the Fund's fiscal 2004 rights offering) was also above the Indices' performance. The Board and the independent trustees further noted that, for the ten year period, the Fund's performance (both adjusted and not adjusted for the Fund's fiscal 2004 rights offering) (i) was below the Merrill Lynch All Convertibles Index, and (ii) was above the Merrill Lynch Investment Grade Convertibles Index. Based on this review and taking into account all of the other factors that the Board and the Independent trustees considered in determining whether to approve the Advisory Agreements, the Board and the independent trustees concluded that no changes should be made to the Fund's investment objective or policies, or the portfolio management team.

Meetings with the Fund's portfolio manager and investment personnel - Both the Board and the independent trustees noted that they meet regularly with the Fund's portfolio manager and investment personnel, and believe that such individuals are competent and able to carry out their responsibilities under the Advisory Agreements.

Overall performance of Davis-Dinsmore - After considering the overall performance of Davis-Dinsmore in providing investment advisory and administrative services to the Fund, both the Board and the independent trustees concluded that such performance was satisfactory.

Fees relative to those of clients of Davis-Dinsmore with comparable investment strategies - Both the Board and the independent trustees noted that the Fund and Bancroft Fund Ltd. (the Funds) are the only clients of Davis-Dinsmore, and that the advisory fee rates for the Funds are the same. Both the Board and the independent trustees concluded that, because the fee rates are the same for the Funds, the current advisory fee rate of the Fund was fair as compared to the rate for Bancroft Fund Ltd.

Fees relative to those of comparable funds with other advisors - After reviewing the advisory fee rate for the Fund against the advisory fee rates for funds advised by other advisors in the Fund's peer group both the Board and the independent trustees determined that the Fund's advisory fee rate was at approximately the median of the funds in its peer group, and concluded that the current advisory fee rate of the Fund was fair and reasonable.

--------------------------------------------------------------------------------
Board Approval of Advisory Contract (continued)---------------------------------

Expense limitations and fee waivers - Both the Board and the independent trustees noted that, although there are no contractual expense limitations or fee waivers in effect for the Fund, Davis-Dinsmore is very diligent in its efforts to keep expenses of the Fund as low as possible. Both the Board and the independent trustees also noted that the Fund's expense ratio had declined as a result of the Fund's rights offering during the 2004 fiscal year, but that the cost of compliance with regulatory initiatives was increasing. Both the Board and the independent trustees concluded that the current level of expenses for the Fund was reasonable.

Breakpoints and economies of scale - Both the Board and the independent trustees reviewed the structure of the Fund's advisory fee under the Advisory Agreements, and noted that the fee includes a significant breakpoint when the Fund's assets reach $100 million. Both the Board and the independent trustees noted that breakpoints had become effective as a result of the Fund's rights offering that occurred during the 2004 fiscal year, which resulted in lower management fee expenses as a percentage of assets. Both the Board and the independent trustees concluded that it was not necessary to implement any further changes to the structure of the advisory fee for the Fund.

Profitability of Davis-Dinsmore - Both the Board and the independent trustees reviewed information concerning the profitability and financial condition of Davis-Dinsmore. In particular, the Board reviewed Davis-Dinsmore's financial statements including its income statement and audited balance sheet. The Board also reviewed Davis-Dinsmore's costs in providing services to the Funds. The Board noted that Davis-Dinsmore's sole source of revenue was fees from the Funds for providing advisory and administrative services to the Funds. The Board noted that if the New Advisory Agreement is approved, the Fund will enter into the Administrative Services Agreement with Davis-Dinsmore, which will provide a source of revenue for Davis-Dinsmore. The Board and the independent trustees noted that Davis-Dinsmore's operations remain profitable, but that increased expenses in recent years have reduced Davis-Dinsmore's profitability. The Board also noted that increasing the success of the Funds will positively impact Davis-Dinsmore's profitability.

Based on the review of the profitability of Davis-Dinsmore and its financial condition, both the Board and the independent trustees concluded that the compensation to be paid by the Fund to Davis-Dinsmore under the Advisory Agreements was not excessive.

Benefits of soft dollars to Davis-Dinsmore - Both the Board and the independent trustees discussed the fact that there are no third-party soft dollar arrangements in effect with respect to the Fund. Both the Board and the independent trustees recognized that Davis-Dinsmore does receive proprietary research from brokers with whom it executes portfolio transactions on behalf of the Fund. This research is used by Davis-Dinsmore in making investment decisions for the Fund. Both the Board and the independent trustees also considered representations made by Davis-Dinsmore that portfolio transactions received best execution. Because such research ultimately benefits the Fund, the Board and the independent trustees concluded that it was appropriate to receive proprietary research.

Davis-Dinsmore's financial soundness in light of the Fund's needs - Both the Board and the independent trustees considered whether Davis-Dinsmore is financially sound and has the resources necessary to perform its obligations under the Advisory Agreements, and concluded that Davis-Dinsmore has the financial resources necessary to fulfill its obligations under the Advisory Agreements.

Historical relationship between the Fund and Davis-Dinsmore - In determining whether to approve the Advisory Agreements for the Fund, both the Board and the independent trustees also considered the prior relationship between Davis-Dinsmore and the Fund, as well as the independent trustees' knowledge of Davis-Dinsmore's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. Both the Board

--------------------------------------------------------------------------------
Board Approval of Advisory Contract (continued)--------------------------------- and the independent trustees also reviewed the general nature of the non-investment advisory services currently performed by Davis-Dinsmore, such as administrative services, and the fees received by Davis-Dinsmore for performing such services. The Board noted that if the New Advisory Agreement is approved, the Fund will enter into the Administrative Services Agreement with Davis-Dinsmore, and such administrative services would be provided pursuant to such agreement. In addition to reviewing such services, both the Board and the independent trustees also considered the organizational structure employed by Davis-Dinsmore to provide those services. Based on the review of these and other factors, both the Board and the independent trustees concluded that Davis-Dinsmore was qualified to continue to provide non-investment advisory services to the Fund, including administrative services, and that Davis-Dinsmore currently is providing satisfactory non-investment advisory services.

Other factors and current trends - Both the Board and the independent trustees considered the culture of compliance and high ethical standards at Davis-Dinsmore, and the efforts historically and currently undertaken by Davis-Dinsmore to engage in best practices. Both the Board and the independent trustees noted Davis-Dinsmore's historical adherence to compliance procedures, as well as the Fund's investment objectives, policies and restrictions. Both the Board and the independent trustees concluded that this commitment to adhere to the highest ethical standards was an important factor in their determination that they should approve the Advisory Agreements for the Fund.

Breakout of Administrative Services - With respect to the New Advisory Agreement, the Board and the independent trustees considered the fact that the administrative services being provided by Davis-Dinsmore under the Former Advisory Agreement were not included in the New Advisory Agreement, and instead are set forth in a new Administrative Services Agreement. When evaluating the new Administrative Services Agreement, the Board and the independent trustees considered (i) the additional administrative services provided by Davis-Dinsmore in recent years due to increased regulation, (ii) the additional expenses incurred by Davis-Dinsmore in providing such services, and (iii) that the Fund has reimbursed Davis-Dinsmore $25,000 each year (which is the maximum amount permitted to be reimbursed under the Former Advisory Agreement) since 1988 for expenses incurred by the Treasurer's Office in performing administrative services. As a result, the Board and the independent trustees concluded (i) that the new Administrative Services Agreement should be structured so that Davis-Dinsmore is not required to seek reimbursement for its costs in providing administrative services but rather be paid fixed compensation in the amount of $25,000 for providing such services, and (ii)
that such arrangement was fair and reasonable. In concluding the new Administrative Service Agreement was fair and reasonable, the Board and the independent trustees considered, in addition to the factors set forth above, the Fund's need for the provision of administrative services, the quality of administrative services provided by Davis-Dinsmore in the past, the amounts to be paid under the Administrative Services Agreement, and how the amounts paid to Davis-Dinsmore under the Administrative Services Agreement impact Davis-Dinsmore's profitability. The Board and the independent trustees also considered the fact that in the future, the fees for administrative services could be increased by the Board without shareholder approval.  Both the Board and the independent trustees concluded that this breakout of administrative services was an important factor in their determination that they should approve the New Advisory Agreement for the Fund.
--------------------------------------------------------------------------------
After considering the above factors, the Board concluded that it is in the best interests of the Fund and its shareholders to approve the Advisory Agreements.

--------------------------------------------------------------------------------
Miscellaneous Notes-------------------------------------------------------------

Results of the 2006 Annual Shareholders Meeting

The Annual Meeting of Shareholders of the Fund was held on January 13, 2006. The results of the shareholder vote were:

1.  All persons nominated were elected.

    Terms expiring in 2009   Shares voted for   Shares withheld
    ----------------------   ----------------   ---------------
    Robert J. McMullan           7,517,404         1,130,847
    Jane D. O'Keeffe             7,511,069         1,137,182

2. The proposal to approve a new Investment Advisory Agreement with Davis-Dinsmore Management Company passed, as 6,190,195 shares voted for, 967,567 shares voted against, 311,084 shares abstained, and 1,179,405 shares were broker non-votes.

3. The proposal to eliminate the Fund's fundamental investment restriction related to investments in unseasoned issuers passed, as 5,947,552 shares voted for, 1,108,525 shares voted against, 412,769 shares abstained, and 1,179,405 shares were broker non-votes.

4. The proposed Agreement of Merger which provides for the reorganization of the Fund as a Delaware statutory trust was approved at an adjourned meeting held on February 13, 2006, as 6,329,212 shares voted for, 1,203,767 shares voted against, 513,858 shares abstained, and 1,002,831 shares were broker non-votes.

5. The Audit Committee's appointment of Tait, Weller & Baker LLP as independent accountants was ratified, as 7,792,979 shares voted for, 420,189 shares voted against and 435,083 shares abstained.

6. The proposal to amend the Articles of Incorporation that would give shareholders the right to tender their shares during the current fiscal year did not pass, as 2,038,349 shares voted for, 4,991,596 shares voted against, 438,901 shares abstained, and 1,179,405 shares were broker non-votes.

--------------------------------------------------------------------------------

Change in Investment Policies

The Fund currently has a non-fundamental investment objective of investing primarily in convertible securities with the objectives of providing income and the potential for capital appreciation (which objectives the Fund considers to be relatively equal due to the nature of the securities in which it invests).

Also, the Fund currently has a fundamental investment policy providing that under normal market conditions it will invest at least 65% of its total assets in convertible securities (that is, bonds, debentures, corporate notes or preferred stock that are convertible into common stock) and common stock received upon conversion or exchange of securities and retained in the Fund's portfolio to permit orderly disposition or to establish long-term holding periods for federal income tax purposes.

The Fund has eliminated the following two non-fundamental policies:

(1) The Fund expects that a substantial majority of its assets will consist of convertible securities; and

(2) The Fund will invest, under normal circumstances, at least 80% of the value of its assets (consisting of net assets plus the amount of any borrowings for investment purposes) in convertible securities.

These changes became effective as of January 31, 2006. Fund shareholders were provided 60 days notice of these changes in November 2005.

--------------------------------------------------------------------------------
Miscellaneous Notes (continued)-------------------------------------------------

Notice of Privacy Policy
The Fund has adopted a privacy policy in order to protect the confidentiality of nonpublic personal information that we have about you. We receive personal information, such as your name, address and account balances, when transactions occur in Fund shares registered in your name.

We may disclose this information to companies that perform services for the Fund, such as the Fund's transfer agent or proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We will not otherwise disclose any nonpublic personal information about our shareholders or former shareholders to anyone else, except as required by law.

Access to nonpublic information about you is restricted to our employees and service providers who need that information in order to provide services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
--------------------------------------------------------------------------------
For More Information About Portfolio Holdings
In addition to the semi-annual and annual reports that Ellsworth delivers to shareholders and makes available through the Fund's public website, the Fund files a complete schedule of portfolio holdings with the Securities and
Exchange Commission (SEC) for the Fund's first and third fiscal quarters on
Form N-Q.  Ellsworth does not deliver the schedule of portfolio holdings for the first and third fiscal quarters to shareholders, however the schedule is posted to the Fund's public website, www.ellsworthfund.com. You may obtain the Form N-Q filings by accessing the SEC's website at www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.
--------------------------------------------------------------------------------
Proxy Voting Policies and Procedures / Proxy Voting Record
The Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities is available without charge, upon request, by calling (973) 631-1177, or at our website at www.ellsworthfund.com. This information is also available on the SEC's website at www.sec.gov. In addition, information on how the Fund voted such proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge at the above sources.
--------------------------------------------------------------------------------
The Fund is a member of the Closed-End Fund Association (www.cefa.com). The association is solely responsible for the content of its website.
--------------------------------------------------------------------------------
Disclosure of Portfolio Holdings to Broker-Dealers
From time to time, brokers with whom the Fund's Adviser, Davis-Dinsmore Management Company, has a pre-existing relationship may request that Davis-Dinsmore disclose Fund portfolio holdings to such broker in advance of the public disclosure of such portfolio holdings. Davis-Dinsmore may make such disclosure under the following conditions: (i) the specific purpose of the disclosure is to assist Davis-Dinsmore in identifying potential investment opportunities for the Fund; (ii) prior to the receipt of nonpublic portfolio holdings, the broker, by means of e-mail or other written communication, shall agree to keep the nonpublic portfolio holdings confidential and not to use the information for the broker's own benefit, except in connection with the above described purpose for which it was disclosed; (iii) Davis-
Dinsmore shall keep written records of its agreement with each broker to which it distributes nonpublic portfolio holdings; and (iv) Davis-Dinsmore will secure a new agreement with a broker any time the broker directs the nonpublic portfolio holdings to be sent to a new recipient.


BOARD OF TRUSTEES                                         INTERNET
GORDON F. AHALT                                           www.ellsworthfund.com
ELIZABETH C. BOGAN Ph.D.                                  email: info@ellsworthfund.com
THOMAS H. DINSMORE, C.F.A.
DONALD M. HALSTED, JR.                                    INVESTMENT ADVISER
DUNCAN O. MCKEE                                           Davis-Dinsmore Management Company
ROBERT J. MCMULLAN                                        65 Madison Avenue, Suite 550
JANE D. O'KEEFFE                                          Morristown, NJ 07960
NICOLAS W. PLATT                                          (973) 631-1177

                                                          SHAREHOLDER SERVICES AND TRANSFER AGENT
                                                          American Stock Transfer & Trust Company
OFFICERS                                                  59 Maiden Lane
THOMAS H. DINSMORE, C.F.A.                                New York, NY 10038
Chairman of the Board                                     (800) 937-5449
  and Chief Executive Officer                             www.amstock.com

JANE D. O'KEEFFE                                          BENEFICIAL SHARE LISTING
President                                                 American Stock Exchange Symbol: ECF

GARY I. LEVINE                                            LEGAL COUNSEL
  Executive Vice President, Chief Financial Officer       Ballard Spahr Andrews & Ingersoll LLP
  and Secretary
                                                          INDEPENDENT ACCOUNTANTS
H. TUCKER LAKE, JR.                                       Tait, Weller & Baker LLP
Vice President

GERMAINE M. ORTIZ
Vice President

MERCEDES A. PIERRE
Vice President and Chief Compliance Officer

JOSHUA P. LAKE, C.T.P.
Treasurer and Assistant Secretary

JESSICA K. LAKE
Assistant Vice President

JOANN VENEZIA
Assistant Vice President and Assistant Secretary

                               ELLSWORTH FUND LTD.
                          65 MADISON AVENUE, SUITE 550
                          MORRISTOWN, NEW JERSEY 07960
                              www.ellsworthfund.com


                                     [LOGO]
                                    AMERICAN
                                 STOCK EXCHANGE
                                 --------------
                                     LISTED
                                 --------------
                                     ECF(TM)

ITEM 2. CODE OF ETHICS.

Not applicable to this semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders, filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not currently applicable to registrant.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, there were no purchases made by or on behalf of Ellsworth Fund Ltd. or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act(17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act
(15 U.S.C. 781).

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees, after the registrant last provided disclosure in response to the requirements of this item.

ITEM 11. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of May 17, 2006 an evaluation was performed under the supervision and with the participation of the officers of Ellsworth Fund Ltd. (the "Registrant"), including the Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of May 17, 2006, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
(17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) The code of ethics disclosure required by Item 2 is not applicable to this semi-annual report.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

(a)(3) There were no written solicitations to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 during the period covered by the report.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, are attached hereto.

SIGNATURES

  Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ellsworth Fund Ltd.

By: /s/Thomas H. Dinsmore
    Thomas H. Dinsmore
    Chairman of the Board and
    Chief Executive Officer
    (Principal Executive Officer)

Date: May 31, 2006

  Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Thomas H. Dinsmore
    Thomas H. Dinsmore
    Chairman of the Board and
    Chief Executive Officer
    (Principal Executive Officer)

Date: May 31, 2006

By: /s/Gary I. Levine
    Gary I. Levine
    Chief Financial Officer
    (Principal Financial Officer)

Date: May 31, 2006